Leases and Rentals	12 Months Ended
Dec. 31, 2011
Leases and Rentals [Abstract]
Leases and Rentals

NOTE 12

Leases and Rentals

Exelis leases certain offices, manufacturing buildings, land, machinery, automobiles, computers and other equipment primarily under operating leases. Our operating leases expire at various dates through 2022 and may include renewal and payment escalation clauses. Exelis often pays maintenance, insurance and tax expense related to leased assets. Rental expenses under our operating leases were $76, $70 and $69 for 2011, 2010 and 2009, respectively. The following is a schedule by years of future minimum lease payments required under operating leases that have initial or remaining non-cancellable lease terms in excess of one year as of December 31, 2011.

Operating leases
2012	$71
2013	64
2014	55
2015	36
2016	29
2017 and thereafter	69

Total minimum lease payments	$324